EX-10.81.05
NOT TO BE RECORDED IN PUBLIC RECORDS                                      [Project Bond Lease Portfolio #1]
[Dartmouth, Massachusetts - Property #1151]
[Elk Grove, California - Property #1152]
[Baltimore, Maryland - Property #1153]
[Little Rock, Arkansas - Property #1154]
[Hemet, California - Property #1156]
[Hoffman Estates, Illinois - Property #1157]
[Plymouth, Massachusetts - Property #1158]
[Willoughby, Ohio - Property #1159]
[Tulsa, Oklahoma - Property #1160]
[Orland Park, Illinois - Property #1162]
[Palm Springs, California - Property #1168]
[Atlanta, Georgia - Property #1169]
[Edgewood, Kentucky - Property #1170]
[Oklahoma City, Oklahoma - Property #1171]
[Bellevue, Washington - Property #1173]
[Lynnwood, Washington - Property #1174]
[Snohomish, Washington - Property #1175]

SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of October 22, 2010 (the “Effective Date”), and is among each of those Persons listed on Schedule A attached hereto and whose signatures also appear on the signature pages hereto under the heading “Lessor” (collectively, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Lessee” or sometimes “Emeritus”).

RECITALS

A.          Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of October 12, 2010 (the “Original Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of October 15, 2010 (the “First Amendment,” and, together with the Original Lease, the “Lease”).  The Lease covers the Leased Property of seventeen (17) senior housing/care Facilities located in the States of Arkansas, California, Georgia, Illinois, Kentucky, Maryland, Massachusetts, Ohio, Oklahoma and Washington, all as more particularly described therein.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Lease.

B.           Lessor and Lessee desire to amend the Lease in accordance with the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Mold Conditions.  In connection with Lessee’s due diligence physical inspection of the condition of each Facility, Lessee engaged, and Terracon Consultants, Inc. performed and prepared, a so-called a Phase I Environmental Assessment report dated in September, 2010, for each Facility (each a “Phase I Report”).  Certain of such Phase I Reports have disclosed the presence of mold or conditions conductive to the development of mold (i.e., moisture) at certain of the Facilities (herein with respect to each such affected Facility, the “Identified Mold Conditions”).  With respect to the Identified Mold Conditions, Lessor hereby agrees to use reasonable efforts to perform or cause to be performed prior to the Commencement Date such work at the Facilities as necessary to remediate and/or eliminate such Identified Mold Conditions at each of such affected Facilities (with respect to each such affected Facility, the “Mold Remediation Work”) to the reasonable satisfaction of Lessee.  In the event that any such Mold Remediation Work is not completed at any such Facility to the reasonable satisfaction of Lessee prior to the Commencement Date, then Lessee shall be entitled to undertake such remaining Mold Remediation Work at such Facility itself, and in such event, Lessor shall reimburse to Lessee the lesser of (i) Maximum Mold Reimbursement Amount, and (ii) the actual out-of-pocket costs incurred by Lessee for labor and materials in performing any such remaining Mold Remediation Work at any such Facility.  Any such reimbursement shall be paid by Lessor to Lessee within ten (10) Business Days following Lessee’s delivery to Lessor of its written request therefor, together with reasonably documentary evidence in support of such costs and completion of any such remaining Mold Remediation Work with respect to such Facility.  As used herein, “Maximum Mold Reimbursement Amount” shall mean an aggregate amount equal to Three Hundred Thousand Dollars ($300,000) for all out-of-pocket costs incurred by Lessee on account of any remaining Mold Remediation Work with respect to any Facilities under this Lease and for any remaining “Mold Remediation Work” (as defined in the Other Master Lease) with respect to any “Facilities” under the Other Master Lease.

2.           Satisfaction of Due Diligence Condition.  Lessee hereby advises Lessor that Lessee is satisfied with the results of its due diligence review of the Leased Property of each Facility, the Facilities themselves and the operations thereof and the transactions contemplated by the Lease have been approved by the Board of Directors of Lessee, and Lessee hereby waives its right to terminate the Lease pursuant to Section 48.2.2 of the Lease with respect to all matters set forth in Section 48.2.1(a) of the Lease.

3.           Extension of Deadline for Operations Transfer Agreements and Interim Licensure Arrangements.  The references to “October 22, 2010” contained in Section 48.1.1(b) and Section 48.2.1 (b) of the Lease, as amended to date, are hereby replaced with references to “October 28, 2010.”

4.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

5.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

6.           Counterparts; Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the document transmitted via facsimile or other electronic means.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSOR:
HCP DARTMOUTH MA, LP, a Delaware limited partnership

HCP LAGUNA CREEK CA, LP, a Delaware limited partnership

HCP TOWSON MD, LP, a Delaware limited partnership

By:HCP MA1 GP, LLC, a Delaware limited liability company, their general partner

By:/s/   Thomas D. Kirby
Name:  Thomas D. Kirby
Title:     Executive Vice President

State of California

County of Los Angeles

On October 26, 2010 before me, Kelly J. Howze, notary public, personally appeared Thomas D. Kirby who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Kelly J. Howze (seal)

[Signatures continue on the following page]

LESSOR (continued):
HCP MA2 ARKANSAS, LP, a Delaware limited partnership

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 ILLINOIS, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

By:HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By: /s/  Thomas D. Kirby
Name:  Thomas D. Kirby
Title:     Executive Vice President

State of California

County of Los Angeles

On October 26, 2010 before me, Kelly J. Howze, notary public, personally appeared Thomas D. Kirby who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Kelly J. Howze (seal)

[Signatures continue on the following page]

LESSOR (continued):	HCP PARTNERS, LP, a Delaware limited partnership By:HCP GP Corp., a Delaware corporation, its general partner By: /s/ Thomas D. Kirby Name: Thomas D. Kirby Title: Executive Vice President

State of California

County of Los Angeles

On October 26, 2010 before me, Kelly J. Howze, notary public, personally appeared Thomas D. Kirby who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Kelly J. Howze (seal)

[Signatures continue on the following page]

LESSOR (continued):
HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 GEORGIA, LP, a Delaware limited partnership

HCP MA3 KENTUCKY, LP, a Delaware limited partnership

HCP MA3 OKLAHOMA, LP, a Delaware limited partnership

HCP MA3 WASHINGTON, LP, a Delaware limited partnership

By:HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By: /s/  Thomas D. Kirby
Name: Thomas D. Kirby
Title:    Executive Vice President

State of California

County of Los Angeles

On October 26, 2010 before me, Kelly J. Howze, notary public, personally appeared Thomas D. Kirby who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ Kelly J. Howze (seal)

[Signatures continue on the following page]

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By:/s/ Eric Mendelsohn

Name: Eric Mendelsohn

Title: SVP Corporate Development

State of Washington
              ss.
County of King

     On this 26th day of October, 2010, before me personally appeared Eric Mendelsohn, to me known to be the SVP Corporate Development of the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Kristin Heuser
Notary Public
My commission expires: 05-19-13.

SCHEDULE A

LIST OF PERSONS COMPRISING LESSOR AND FACILITIES OWNED

Person Comprising Lessor	Facility Owned
HCP Dartmouth MA, LP, a Delaware limited partnership (“HCP Dartmouth”)	1151 Dartmouth, Massachusetts – Sunrise of Dartmouth
HCP Laguna Creek CA, LP, a Delaware limited partnership (“HCP Laguna Creek”)	1152 Elk Grove, California – Sunrise at Laguna Creek
HCP Towson MD, LP, a Delaware limited partnership (“HCP Towson”)	1153 Baltimore, Maryland – Brighton Gardens of Towson
HCP MA2 Arkansas, LP, a Delaware limited partnership (“HCP MA2 Arkansas”)	1154 Little Rock, Arkansas – Pleasant Hills
HCP MA2 California, LP, a Delaware limited partnership (“HCP MA2 California”)	1156 Hemet, California – Sunrise of Hemet
HCP MA2 Illinois, LP, a Delaware limited partnership (“HCP MA2 Illinois”)	1157 Hoffman Estates, Illinois – Brighton Gardens of Hoffman Estates
HCP MA2 Massachusetts, LP, a Delaware limited partnership (“HCP MA2 Massachusetts”)	1158 Plymouth, Massachusetts – Sunrise of Plymouth
HCP MA2 Ohio, LP, a Delaware limited partnership (“HCP MA2 Ohio”)	1159 Willoughby, Ohio – Sunrise of Willoughby
HCP MA2 Oklahoma, LP, a Delaware limited partnership (“HCP MA2 Oklahoma”)	1160 Tulsa, Oklahoma – Brighton Gardens of Tulsa
HCP Partners, LP, a Delaware limited partnership (“HCP Partners”)	1162 Orland Park, Illinois – Brighton Gardens of Orland Park
HCP MA3 California, LP, a Delaware limited partnership (“HCP MA3 California”)	1168 Palm Springs, California – Sunrise of Palm Springs
HCP MA3 Georgia, LP, a Delaware limited partnership (“HCP MA3 Georgia”)	1169 Atlanta, Georgia – Brighton Gardens of Vinings
HCP MA3 Kentucky, LP, a Delaware limited partnership (“HCP MA3 Kentucky”)	1170 Edgewood, Kentucky – Brighton Gardens of Edgewood
HCP MA3 Oklahoma, LP, a Delaware limited partnership (“HCP MA3 Oklahoma”)	1171 Oklahoma City, Oklahoma – Brighton Gardens of Oklahoma City
HCP MA3 Washington, LP, a Delaware limited partnership (“HCP MA3 Washington”)	1173 Bellevue, Washington – Brighton Gardens of Bellevue
HCP MA3 Washington	174 Lynnwood, Washington – Sunrise of Lynnwood
HCP MA3 Washington	1175 Snohomish, Washington – Sunrise of Snohomish